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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 1996

                              BRE PROPERTIES, INC.

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Maryland                     0-5305                 94-1722214
---------------------------------   ----------------      ----------------------
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE         (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)        NUMBER)          IDENTIFICATION NUMBER)

             One Montgomery Street
           Telesis Tower, Suite 2500
           San Francisco, California                     94104-5525
   ----------------------------------------     ----------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



                                 (415) 445-6530
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS



On August 14, 1996, BRE Properties, Inc. ("BRE"), entered into an agreement of purchase and sale to purchase Foster's Landing apartments ("Community") with Foster Apartments Partners, an Illinois general partnership ("Foster"), an unrelated third party. On September 27, 1996, BRE completed the purchase of the Community. Foster's Landing is a 490-unit apartment community on 29 acres of land in Foster City, San Mateo County, California. The purchase price for the Community was $58.8 million. Additionally, BRE paid approximately $760,000 of closing costs. The purchase was funded through borrowings on BRE's line of credit and proceeds from previous sales of assets.

Foster's Landing was constructed in 1987 with an average unit size of 847 square feet. At September 30, 1996, the Community was 98% occupied and the average monthly rent per unit was $1,312.

The price of the Community was determined through negotiations with Foster. BRE believes the purchase price of the Community to be competitive under the current market conditions.

BRE intends to spend $4.5 million over the next 24 months in enhancements to the Community, including full exterior painting, landscape upgrades and fence, roof and balcony repair and replacements.

The description contained herein is qualified in its entirety by reference to the purchase agreement dated August 14, 1996 by BRE and Foster and the press release dated September 30, 1996, attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this
Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K by December 11, 1996, which is not later than 60 days after October 12, 1996.

(b) PRO FORMA FINANCIAL INFORMATION

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this
Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K by December 11, 1996, which is not later than 60 days after October 12, 1996.

(c) EXHIBITS
     Exhibit No.    Description

             2.1    Agreement of Purchase and Sale between Registrant and Foster

            99.1    Press release dated September 30, 1996.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRE PROPERTIES, INC.
                                        (Registrant)



Date:     October 11, 1996              /s/ LeRoy E. Carlson
                                        --------------------
                                        LeRoy E. Carlson
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)